Exhibit 10.1

COST SHARING AGREEMENT

For this particular instrument,

(I)

VOTORANTIM INVESTIMENTOS INDUSTRIAIS S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the city of São Paulo, State of São Paulo, at Rua Amauri No. 255, 13th floor, set “A”, District Jardim Paulistano, ZIP Code 01.448-000, enrolled with the CNPJ/MF (Federal Tax Number) under No. 03.407,049/0001-51, herein duly represented in accordance with its bylaws by its Director, Mr. Raul Calfat, Brazilian, married, business administrator, bearer of ID Card under No. 5.216.686-7, issued by SSP/SP and enrolled with the CPF/MF (Individual Tax Number) under No. 635.261.408-63, and by its Director, Mr. Alexandre Silva D’Ambrósio, Brazilian, married, lawyer, bearer of ID Card under No. 7.124.595, issued by SSP/SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 042.170.338-50, both with commercial domicile in the City of São Paulo, State of São Paulo, at Rua Amauri No. 255, 13th floor, set “A”, ZIP Code 01.448-000, hereinafter referred to as simply the “Controlling Company”; and

(II)	CIMENTO RIO BRANCO S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City of São Paulo, State of São Paulo, at Rua Professor Jose Lannes, 40, 8th floor, District Itaim-bibi, ZIP Code 04.571-100, enrolled with the CNPJ/MF (Federal Tax Number) under No. 64.132.236/0001-64, herein duly represented in accordance with its bylaws by its Officers, Mr. Luis Vilar de Carvalho, Brazilian, married, mining engineer, bearer of ID Card under No. 1.901.690, issued by SSP-PR and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 094,433.710-49, and by its Director Mr. Marcelo Eduardo Martins, Brazilian, married, lawyer, bearer of ID Card No. 15.465.270 issued by and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530,118-77, both with commercial domicile in the City of São Paulo, State of São Paulo, at Rua Professor Jose Lannes, 40, 8th floor, District Itaim-bibi, ZIP Code 04.571-100, hereinafter simply referred to as “Cimento Rio Branco”;

(III)

VOTORANTIM CIMENTOS LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited liability company, headquartered in the City of São Paulo, State of São Paulo, at Rua Professor Jose Lannes, 40, 9th floor, District Itaim-bibi, ZIP Code 04.571-100, enrolled with the CNPJ/MF (Federal Tax Number) under No. 01.637.895/0001-32, herein duly represented in accordance with its Articles of Association by its Director, Mr. Luis Vilar de Carvalho, Brazilian, married, Mining Engineer, bearer of ID Card under No. 1.901.690, issued by SSP-PR and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 094.433.710-49, and by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, lawyer, bearer if ID Card under No. 15.465.270 issued by SSP-SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77, both with commercial domicile in the City of São Paulo, State of São Paulo, at Rua Professor Jose Lannes, 40, 8th Floor, District Itaim-bibi, ZIP Code 04.571-100, hereinafter simply referred to as “Votorantim Cimentos”;

(IV)	EMPRESA DE TRANSPORTES CPT LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited liability company, headquartered in the City of São Paulo, State of São Paulo, at Av. Manuel Bandeira, 585, Vila Hamburguesa, ZIP Code 05317-020, enrolled with the CNPJ/MF (Federal Tax Number) under No. 62.271216/0001-63, herein duly represented in accordance with its Articles of Association by its Director, Mr. Kazuo Toda, Brazilian, divorced, industrial, bearer of ID Card under No. 3.116.519 issued by SSP-SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 038.932.868-53 and by its Director Mr. José Luiz Gimenes Calla, Brazilian, married, lawyer, bearer of ID Card under No. 6.059.054 issued by SSP-SP and enrolled with the CPF/MF (Individual Taxpayer Number) under no 011.062.678-85 both with commercial domicile in the City of São Paulo, State of São Paulo, at Av. Manuel Bandeira, 585, Vila Hamburguesa, ZIP CODE 05317-020, hereinafter simply referred to as “CPT”;

(V)	COMPANHIA CIMENTO PORTLAND ITAÚ, company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City of Itaú de Minas, State of Minas Gerais, at Rod. MG 050, no number, Cloverleaf KM 341, Taboca, ZIP Code 37975-000, enrolled with the CNPJ/MF (Federal Tax Number) under No. 24.030.025/0001-04, herein duly represented in accordance with its Bylaws by its Director, Mr. Luiz Vilar de Carvalho, Brazilian, married, Mining Engineer, bearer of ID Card under No. 1.90L690-0, issued by SSP-PR, and enrolled with the CPF/MF (Individual Taxpayer Number) under no 094.433.710-49, and by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP/SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “Cimento Portland Itaú”;

(VI)	CIMENTO TOCANTINS S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City of Brasília, Federal District, at Rod. DF 150, no number, KM 18, Sobradinho, ZIP Code 73070011, enrolled with the CNPJ/MF (Federal Tax Number) under No. 00.065.577/0001-00, herein duly represented in accordance with its bylaws by its Director, Mr. Luiz Vilar de Carvalho, Brazilian, married, Mining Engineer, bearer of ID Card under No. 1.901.690-0 issued by SSP-PR, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 094.433.710-49, and by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under no 15.465.270 issued by SSP/SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under 084.530.118-77, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “Cimento Tocantins”;

(VII)

CALMIT INDUSTRIAL LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited company, headquartered at City of Matozinhos, State of Minas Gerais, at Rod. MG 424, no number, KM 53, Countryside, ZIP CODE 35720-000, enrolled with the CNPJ/MF (Federal Tax Number) under No. 25.679.465/0001-41, herein duly represented in accordance with its Articles of Association by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP-SP, an enrolled with the CPF/MF(Individual Taxpayer Number) under 084.530.118-77, and by its Director, Mr. René Pierre Vogelaar, Brazilian, engineer, married, bearer of ID Card under No. 6.260.659 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 877.597.998-53 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “Calmit Industrial”;

(VIII)	CALSETE INDUSTRIAL S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City of Sete Lagoas, State of Minas Gerais, at Rod. BR 040, no number, KM 476, Countryside, ZIP Code 35701-482, herein duly represented in accordance with its bylaws by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under no 084.530.118-77, and by its Director, Mr. Luiz Alberto de Castro Santos, Brazilian, engineer, bearer of ID Card under No. 15.465.270 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “Calsete Industrial”;

(IX)	EMPRESA DE MINERACAO ACARIUBA LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited liability company, headquartered at City of Nobres, State of Mato Grosso, at Rod. BR 163/364, no number, KM 480,5, Tombador, ZIP Code 78460-000, herein duly represented in accordance with its Articles of Association by its Director, Mr. Fabio Ermírio de Moraes, Brazilian, married, engineer, bearer of ID Card under No. 11.418.526 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 083.358.948-25, and by its Director, Mr. Carlos Ermírio de Moraes, Brazilian, married, engineer, bearer of ID Card under 5.185.257 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 021.946.058-27 both with commercial domicile in the City of São Paulo, State of São Paulo, at Rua Amauri, 255, 13th Floor, hereinafter simply referred to as “Mineração Acariúba”;

(X)	CIMENTO POTY S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil as stock company, headquartered at City of Caapora, Paraíba, at Loc. Fazenda Catole, no number, Countryside, ZIP Code 58326-000, enrolled with the CNPJ/MF (Federal Tax Number) under No. 08.567.539/0001-39, herein duly represented in accordance with its bylaws by its Director, Mr. Luiz Vilar de Carvalho, Brazilian, married, Mining Engineer, bearer of ID Card under No. 1.901.690-0 issued by SSP-PR, and enrolled with the CPF/MF (Individual Taxpayer Number) under094.433.710-49, and by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP/SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “Cimento Poty”:

(XI)

CIMENTO SERGIPE S.A.—CIMESA, company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City of Recife, State of Pernambuco, at Rua Madre de Deus, 27, 15th Floor, ZIP Code 50030-906, enrolled with the CNPJ/MF (Federal Tax Number) under No. 15.612.930/0001-73, herein duly represented in accordance with its bylaws by its Director, Mr. Luiz Vilar de Carvalho, Brazilian, married, Mining Engineer, bearer of

ID Card under No. 1.901.690-0, issued by SSP-PR, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 094.433.710-49, and by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP/SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “Cimesa”;

(XII)	COMPANHIA DE CIMENTO PORTLAND POTY, company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City of Recife, State of Pernambuco, enrolled with the CNPJ/MF (Federal Tax Number) under No. 10.656.452/0001-80, herein duly represented in accordance with its bylaws by its Director, Mr. Luiz Vilar de Carvalho, Brazilian, married, Mining Engineer, bearer of ID Card under No. 1.901.690-0, issued by SSP-PR, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 094.433.710-49, and by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under no 15.465.270 issued by SSP/SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “Cimento Portland Poly”;

(XIII)	ENGEMIX S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City of São Paulo, State of São Paulo, at Av. Presidente Castelo Branco, 7207, Barra Funda, ZIP Code 01142-100, enrolled with the CNPJ/MF (Federal Tax Number) under No. 60.405.446/0001-28, herein duly represented in accordance with its bylaws by its Director, Mr. Marcos Roberto Farias Lobo, Brazilian, married, mechanical engineer, bearer of ID Card under No. 521.483 issued by SSP-PR, enrolled with the CPF/MF (Individual Taxpayer Number) under No. 161.123.349-68, and by its Director, Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP/SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “ENGEMIX”;

(XIV)	ITAPISERRA MINERACAO LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited liability company, headquartered in the City of Itapecerica Serra, State of São Paulo, at Estrada Abias da Silva, KM 7,5, District Itaquaciara, CEO 06853-410, enrolled with the CNPJ/MF (Federal Tax Number) under No. 51.011.955/0001-85, herein duly represented in accordance with its Articles of Association by its Director, Mr. Marcos Roberto Farias Lobo, Brazilian, married, mechanical engineer, bearer of ID Card under No. 521.483 issued by SSP-PR, enrolled with the CPF/MF (Individual Taxpayer Number) under no 161.123.349-68, and by its Director, Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP/SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77, both with commercial domicile in the City of São Paulo, State of São Paulo, Praça Professor Jose Lannes, 40, 8th Floor hereinafter simply referred to as “Itapiserra”;

(XV)	TRANSERV COML. E LOC. EQUIP. E VEICULOS LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited company, headquartered in the City of Barueri, State of São Paulo, at Av. Anibal Correia. 1700, room 01, Votupoca, enrolled with the CNPJ/MF (Federal Tax Number) under No. 03.984.215/0001-82, herein duly represented in accordance with its Articles of Association by its Director, Mr. Osmar Antonio Migdaleski, Brazilian, married, industrialist bearer of ID Card under No. 1.120.762-6 issued by SSP/PR and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 307.249.539-9, and by its Director, Mr. Maurice Ramiro Pinto Nobre, Brazilian, married, business administrator, bearer of ID Card under No. 3.035.355 issued by SSP/SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 030.036.128-91, both with commercial domicile in the City of São Paulo, State of São Paulo, at Avenida Jose Cesar de Oliveira, No. 21, 9th floor, ZIP Code 05317-900, hereinafter simply referred to as “Transerv”;

(XVI)

CIMEFOR — COML. IMPORTAÇÃO E EXPORTAÇÃO LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited company, headquartered at City of São Paulo, State of São Paulo, at Praça Jose Lannes, 40, 7th Floor, ZIP Code 04571-100, enrolled with the CNPJ/MF (Federal Tax Number) under No. 00.480.565/0001-13, herein duly represented in accordance with its Articles of Association by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under 084.530.118-77, and by its Director, Mr. Luiz Alberto de Castro Santos, Brazilian, engineer, bearer of ID Card under 15.465.270 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8th Floor, hereinafter simply referred to as “Cimefor”;

(XVII)	INTERÁVIA TRANSPORTES LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited company, headquartered in the City of Recife, State of Pernambuco, at Rua Madre de Deus, 27, 8 Floor, ZIP Code 50030-906, enrolled with the CNPJ/MF (Federal Tax Number) under No. 09.795.030/0001-06, herein duly represented in accordance with its Articles of Association by its Director, Mr. Eduardo Cavalcanti de Oliveira Maciel, married, lawyer, bearer of OAB/SP (Brazilian Bar Association) No. 18.688, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 002.201.674-00, and by its Director, Mr. Henrique Silveira, widower, lawyer, bearer of ID Card under No. 2.748.964 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under 031.755.108-68, both with commercial domicile in the City of Recife, State of Pernambuco, at Rua Madre de Deus, 27, 8th Floor, ZIP Code 50030-906, hereinafter simply referred to as “Interávia”;

(XVIII)

CRB OPERAÇÕES PORTUARIAS S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 9th Floor, ZIP Code 04571-100, enrolled with the CNPJ/MF (Federal Tax Number) under No. 05.481.823/0001-08, herein duly represented in accordance with its bylaws by its Director, Mr. Marcelo Eduardo Martins, Brazilian, married, business administrator, bearer of ID Card under No. 15.465.270 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77, and by its Director, Mr. Luiz Alberto de Castro Santos, Brazilian, engineer, bearer of ID Card under No. 15.465.270 issued by SSP-SP, and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 084.530.118-77 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Professor Jose Lannes, 40, 8° Floor, hereinafter simply referred to as “CRB”;

(XIX)

CITROVITA AGRO INDUSTRIAL LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil as a limited company, headquartered in the City and the State of São Paulo, at Praça Professor Jose Lannes, No. 40, 11th floor, set 111, ZIP Code 04571-100, enrolled with the CNPJ/MF (Federal Tax Number) under No. 57.074.106/0001-57, herein duly represented in accordance with its Articles of Association by its Officers, Messrs. Mario Bavaresco Júnior, Brazilian, married, chemical engineer, bearer of ID Card under No. 5.409.858, enrolled with the CPF/MF (Individual Taxpayer Number) under No. 988.166.758-53, Milton Flavio Moura, Brazilian, married, agronomist engineer, bearer of ID Card under No.9.301.090 and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 050.846.338-61 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Jose Lannes, No. 40 11th floor, apartment 111, ZIP Code 04571-100, hereinafter simply referred to as “Citrovita Aço Industrial”;

(XX)

CITROVITA INDUSTRIAL E COMERCIAL LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a limited company, headquartered in the City of Mato, State of São Paulo, at Rodovia Carl Fischer, No. 6000, ZIP Code 15990-510, enrolled with the CNPJ/MF (Federal Tax Number) under 72.003.544/0001-18, herein duly represented in accordance with its Articles of Association by its Officers, Messrs.. Mario Bavaresco Junior, Brazilian, married, chemical engineer, bearer of ID Card under No. 5.409.858, enrolled with the CPF/MF (Individual Taxpayer Number) under No. 988.166.758-53, and Milton Flavio Moura, Brazilian, married, agronomist engineer, bearer of ID Card under No. 9.301.090 and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 050.846.338-61 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Jose Lannes, No. 40, 11th floor, apartment 111, ZIP Code 04571-100, hereinafter simply referred to as “Citrovita Industrial”;

(XXI)

CITROVITA AGRO PECUARIA LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a limited company, headquartered in the City of Itapetininga, State of São Paulo, at Rodovia Raposo Tavares, no number, km 176, ZIP Code 18203-340, enrolled with the CNPJ/MF (Federal Tax Number) under No. 02.531.377/0001-00, herein duly represented in accordance with its Articles of Association by its Officers, Messrs.. Mario Bavaresco Junior, Brazilian, married, chemical engineer, bearer of ID Card under No. 5,409.858, enrolled with the CPF/MF (Federal Tax Number) under No. 988.166.758-53, and Milton Flavio Moura, Brazilian, married, agronomist engineer, bearer of ID Card under No. 9.301.090 and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 050.846.338-61 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Jose Lannes, No. 40, 11th floor, apartment 111, ZIP Code 04571-100, hereinafter simply referred to as “Citrovita Pecuária”;

(XXII)

CITROVITA COMERCIAL E EXPORTADORA S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a corporation, headquartered in the City of Matão, State of São Paulo, at Rodovia Carl Fischer, No. 6000 — A, ZIP Code 15990-510, enrolled with the CNPJ/MF (Federal Tax Number) under No. 67.442.046/0001-31, herein duly represented in accordance with its Bylaws by its Officers, Messrs.. Mario Bavaresco Júnior, Brazilian, married, chemical engineer, bearer of ID Card under 5.409.858, enrolled with the CPF/MF (Federal Tax Number) under No. 988.166.758-53, Milton Flavio Moura, Brazilian, married, agronomist engineer, bearer of ID Card under No. 9.301.090 and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 050.846.338-61, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Jose Lannes, No. 40 11th floor, set 111, ZIP Code 04571-100, hereinafter simply referred to as “Citrovita Comercial”;

(XXIII)

COMPANHIA PARAIBUNA DE METAIS, company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a corporation, headquartered in the City of Juiz de Fora, State of Minas Gerais, at Rodovia BR 267, no number — km 118, ZIP Code 36026-760, enrolled with the CNPJ/MF (Federal Tax Number) under No. 42.416.651/0001-07, herein duly represented in accordance with its bylaws by its Director, Mr. João Bosco Silva, Brazilian, married, engineer, bearer of ID Card under No. 3.254.601 issued by SSP/BA and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 044.001.436-00, and by its Director, Mr. Flavio Marassi Donatelli, Brazilian, married, accountant, bearer of ID Card under No. 4.287.673-4, issued by SSP/SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 943.694.458-68 both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Ramos de Azevedo No. 254, 6th floor, ZIP Code 01.037-912, hereinafter simply referred to as “Paraíbuna”;

(XXIV)

SIDERURGICA BARRA MANSA S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a stock company, headquartered in the City and State of São Paulo, at Praça Ramos de Azevedo, no. 254, 1st floor, room A, ZIP Code 01037-010, enrolled with the CNPJ/MF (Federal Tax Number) under No. 60.892.403/0001-14, herein duly represented in accordance with its bylaws by its Director, Mr. João Bosco Silva, Brazilian, married, engineer, bearer of ID Card under no 3.254.601, SSP/BA and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 044.001.436-00, and by its Director, Mr. Flavio Marassi Donatelli, Brazilian, married, accountant, bearer of ID Card under No. 4.287.673-4, issued by SSP/SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No.943.694.458-68, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Ramos de Azevedo No. 254, 6th floor, ZIP CODE 01.037-912, hereinafter simply referred to as “Barra Mansa”;

(XXV)

VOTORANTIM METAIS LTDA., company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a limited company, headquartered in the City and State of São Paulo, at Praça Ramos de Azevedo, No. 254, 6th floor, ZIP Code 01037-010. enrolled with the CNPJ/MF (Federal Tax Number) under 01.580.746/0001-84, herein duly represented in accordance with its Articles of Association by its Director, Mr. João Bosco Silva, Brazilian, married, engineer, bearer of ID Card under No. 3.254.601, SSP/BA and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 044.001.436-00, and by its Director, Mr. Flavio Marassi Donatelli, Brazilian, married, accountant, bearer of ID Card under 4.287.673-4, issued by SSP/SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No.943.694.458-68, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Ramos de Azevedo No. 254, 6th floor, ZIP Code 01.037-912, hereinafter simply referred to as “Votorantim Metais”;

(XXVI)

COMPANHIA MINEIRA DE METAIS, company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a stock company, headquartered in City of Três Marias, State of Minas Gerais, at Rodovia Bela Horizonte/Brasília, km 284.5, ZIP Code 39205-000, enrolled with the CNPJ/MF (Federal Tax Number) under 17.177.999/0001-41, herein duly represented in accordance with its Bylaws by its Director, Mr. João Bosco Silva, Brazilian, married, engineer, bearer of ID Card under No. 3.254.601, SSP/BA and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 044.001.436-00, and by its Director. Mr. Flavio Marassi Donatelli, Brazilian, married, accountant, bearer of ID Card under No. 4,287.673-4, issued by SSP/SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No.943.694.458-68, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Ramos de Azevedo No. 254, 6th floor, ZIP CODE 01.037-912, hereinafter simply referred to as a “Mineira de Metais”;

(XXVII)

COMPANHIA NIQUEL TOCANTINS, company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a stock company, headquartered in the City and State of São Paulo, at Avenida Dr. Jose Arthur Nova, No. 1309, ZIP Code 08080-000, enrolled with the CNPJ/MF (Federal Tax Number) under No. 61.594.065/0001-05, herein duly represented in accordance with its Bylaws by its Director, Mr. João Bosco Silva, Brazilian, married, engineer, bearer of ID Card under No. 3.254.601, SSP/BA and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 044.001.436-00, and by its Director, Mr. Flavio Marassi Donatelli, Brazilian, married, accountant, bearer of ID Card under 4.287.673-4, issued by SSP/SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 943.694.458-68, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Ramos de Azevedo No. 254, 6th floor, ZIP Code 01.037-912, hereinafter simply referred to as “Níquel Tocantins”;

(XXVIII)

MINERAÇÃO SERRA DA FORTALEZA S.A., company incorporated and validly existing under the laws of the Federative Republic of Brazil, as a stock company, headquartered in City of Fortaleza de Minas, State of Minas Gerais, at Estrada João Soares da Silveira, No number, ZIP Code 37905-000, enrolled with the CNPJ/MF (Federal Tax Number) under No. 18.499.616/0001-14, herein duly represented in accordance with its bylaws by its Director, Mr. João Bosco Silva, Brazilian, married, engineer, bearer of ID Card under no 3.254.601, SSP/BA and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 044.001.436-00, and by its Director, Mr. Flavio Marassi Donatelli, Brazilian, married, accountant, bearer of ID Card under No. 4.287.673-4, issued by SSP/SP and enrolled with the CPF/MF (Individual Taxpayer Number) under No.943.694.458-68, both with commercial domicile in the City of São Paulo, State of São Paulo, at Praça Ramos de Azevedo No. 254, 6th floor, ZIP Code 01.037-912, hereinafter simply referred to as “Fortaleza”; and

(XXIX)	COMPANHIA NITRO QUIMICA BRASILEIRA, company incorporated and validly existing under the laws of the Federative Republic of Brazil as a stock company, headquartered in the City and State of São Paulo, on Avenida Dr. Jose Artur Nova, No. 951, ZIP Code 08090-000, enrolled with the CNPJ/MF (Federal Tax Number) under 61.150,348/0001-50, herein duly represented in accordance with its bylaws by its Director, Mr. Mario Bavaresco Júnior, Brazilian, married, chemical engineer, bearer of ID Card under No. 5.409.858 and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 988.166.758-53, and by its Director, Mr. Fábio Filippos, Brazilian, married, veterinarian, bearer of ID Card under no 5.452.913 and enrolled with the CPF/MF (Individual Taxpayer Number) under No. 945.696.738-72 both with commercial address in the City of São Paulo, State of São Paulo, at Avenida Dr. Jose Arthur da Nova, No. 951, ZIP Code 08090-000, hereinafter simply referred to as “Nitro Química”.

When in conjunction, Cimento Rio Branco, Votorantim Cimentos, CPT, Cimento Portland Itaú, Cimento Tocantins, Calmit Industrial, Calsete Industrial, Mineração Cariúba, Cimento Poty, Cimesa, Cimento Portland Poty, Engemix, Itapiserra, Transerv, Cimerfor, Interávia and CRB, Citrovita Agro Industrial, Citrovita Industrial, Citrovita Pecuária, Citrovita Comercial, Paraíbuna, Barra Mansa, Votorantim Metais, Mineira de Metais, Níquel Tocantins, Fortaleza and Nitro Quimica are referred to as “Corporations”.

The Controlling Company and Corporations hereinafter also referred to, individually, as “Party” and collectively as “Parties”;

WHEREAS:

(i)	the Corporations are Affiliates of the Controlling Company;

(ii)	the Parties are part of a national conglomerate and carry out predominantly activities of an industrial character related to production and marketing activities of raw material for the construction, agriculture and agribusiness, mineral exploration, metallurgy, steel and chemical (“Votorantim Conglomerate”);

(iii)	within the functioning and operation of the Votorantim Conglomerate, the Corporations have been sharing with Controlling Company part of the physical and administrative structure of the latter, including, without limitation, the Back office infrastructure, as a result of the synergy between the Corporations and the Controlling Company, always seeking the economy, practicality and avoiding duplication of expenditure by companies belonging to Votorantim Conglomerate;

(iv)	in practice, the Corporations Engemix, Citrovita Agro Industrial, Nitro Quimica and Votorantim Cimentos are already sharing with the Controlling Company, since November 1, 2004, the Infrastructure for Back office;

(v)	regarding the use of Back office Infrastructure of the Controlling Company, by the Corporations, the Parties prorate expenses related to such sharing, so as to make the Controlling Company a shared administrative center of excellence in back office activities of the Votorantim Conglomerate;

(vi)	the Corporations, due to the aforementioned sharing, shall reimburse the Controlling Company proportionally to the use of the Back office Infrastructure of the Controlling Company and exclusively in relation to the expenses incurred by the Controlling Company in operation and maintenance of Back office Infrastructure, not being intention of the parties to demand or notice any additional installments by way of profit or remuneration for such sharing;

(vii)	it is of interest of the Parties to formalize and regulate the sharing of the Corporations of the back office infrastructure of the Controlling Company, including the conditions for calculating of expenses to be reimbursed by the Corporations to the Controlling Company as a result of this sharing.

THE PARTIES hereto mutually agree to sign the present COST SHARING AGREEMENT (“Agreement”), which shall be governed by Terms and Conditions set out below.

Chapter 1 DEFINITIONS

1.1	For purposes of this Agreement, unless expressly provided otherwise, the following terms shall have the meanings assigned to them by this Chapter:

“Agreement” means the present Cost Sharing Agreement.

“Affiliate” means, in relation to any legal entity, at any time, any other person (natural or legal) that Controls it, is controlled by it, is under common Control, whether its Affiliate, or that in whose administration has equity interests (even if by virtue of the ownership of shareholding or minority shareholding), in any event, directly or indirectly.

“General allocations” has the meaning given in Clause 3.5 of this Agreement.

“Assets” Controlling Company, whose sharing of costs are objects of this Agreement.

“Back-Office” means those departments of the Parties dedicated to the practice of ancillary core activities of the Parties necessary to the management of its business, including, without limitation, the activities of accounts receivable, accounts payable, accounting, fiscal bookkeeping, treasury, operational and those related to personnel administration and payroll.

“Controlling Company” has the meaning assigned to it in the preamble of this Agreement.

“Associate” shall have the meaning set forth in § 1th of Article 243 of Law No. 6.404/76, as amended from time to time.

“Votorantim Conglomerate” includes all Affiliates of Controlling Company, within and outside the national territory, whereas in the form of “(ii)” above.

“Control” has the meaning set forth in Article 116 and § 2nd of Article 243 of Law No. 6.404/76, as amended from time to time.

“Expense” means the sum of all expenses involved in the sharing, by the Controlling Company, of its back office infrastructure, with each one of the Corporations.

“Business day” means any day other than a Saturday or a Sunday or a day on which commercial banks are not allowed to work or are not authorized to work in the City of São Paulo, State of São Paulo, and in the City of Curitiba, State of Paraná.

“Infrastructure” has the meaning as is attributed to it in Clause 3.4 of this Agreement, including the back office infrastructure.

“Party” or “Parties” has the meaning as assigned to it in the preamble of this Agreement.

“Expense Reports” has the meaning as assigned to it in Clause 6.1 of this Agreement.

“Corporations” has the meaning as assigned to it to it in the preamble of this Agreement.

1.2	Whenever the context requires, the definitions contained in this Agreement shall apply both the in singular and plural and the masculine gender shall include the feminine and vice versa.

Chapter 2 INTERPRETATION

2.1	The headings and titles of this Agreement are for convenience of reference only and shall not limit or affect the meaning of Clauses or Sub-clauses to which they apply.

2.2	References to any legislation, document or other instruments that include all its amendments, substitutions and consolidations and their complements, unless explicitly stated in a different way.

2.3	Unless otherwise expressly provided herein, references to Annexes apply to the Annexes to this Agreement.

Chapter 3 OBJECT

3.1	This Agreement shall establish rules for sharing between the Corporations and the Controlling Company, of the back office infrastructure provided by the Controlling Company in order to facilitate the achievement of its core activities with economic and administrative efficiency in accordance with standards usually adopted by the Controlling Company in the performing of their own activities.

3.2	The back office infrastructure includes all the assets, labor allocated and services related to financial management, accounting, tax and human resources owned or used by the Controlling Company for themselves and for the Corporations.

3.3	When met the terms and conditions of this Agreement, the Controlling Company agrees to use, within the limits of the activities which they are intended, respectively, the back office infrastructure and all the tools that this provides them, comprising:

3.3.1	Financial Management;

3.3.2	Accounting Management;

3.3.3	Tax Administration; and

3.3.4	Human Resource Management.

3.4	Infrastructure — The infrastructure, shared by the Controlling Company and the Corporations, includes items provided below, subject to the specific conditions and rules for its measurement also described below.

3.4.1 Financial Management. The Financial Management comprises: (i Accounts Payable; (ii) the Accounts Receivable, and Treasury, as follows:

3.4.1.1 It is understood by “Accounts Payable” the everyday processes of control and exercise of payment of all invoices, eventual chargebacks, returns and discounts and notices of registry offices of each of the Corporations and of the very Controlling Company.

3.4.1.2 It is understood as “Accounts Receivable” the everyday processes of identification control, updating, review and request for regularization, when necessary, of all credits of each of the Corporations and of the very Controlling Company receivable and received.

3.4.1.3 It is understood as “Treasury” the everyday processes of closing control of cash position, the weekly cash forecasting and provision of the financial tables of each of the Corporations and of the very Controlling Company.

3.4.2 Accounting Management. The Accounting Management and the one that provides and administers: (i) the Accounting Entries (ii) Accounting reconciliations; and (iii) the Accounting Control of Assets of all the Corporations.

3.4.2.1 It is understood as “Accounting Entries” the accounting processes all accounting entries of each of the Corporations and of the very Controlling Company.

3.4.2.2 It is understood as “Accounting Reconciliations” the processes of reconciling all balance sheet accounts of each of the Corporations, to compare the movement of treasury with bank statements, to promote the integration of supply drops, to perform the closing of accounting results and to elaborate the balance sheet, explanatory notes, operating expenses, investments and cash flow statements of each of the Corporations and of the very Controlling Company.

3.4.2.3 It is understood as “Accounting Controls of Assets” the operations processes of creation, write-off and transfer of assets and definition of base of Assets existing for calculation of the respective depreciation of each of the Corporations and of the very Controlling Company.

3.4.3 Tax Administration. The Tax Administration comprises: (i) Determination and Collection; (ii) Fiscal Books; (iii) Accessory Obligations; (iv) Compliance with Inspection / Audit; (v) Tax Advisory, as follows:

3.4.3.1 It is understood as “Determination and Collection” the verification procedures of incidence and timely and accurate collection of all taxes (including, without limitation, direct and indirect taxes) of each of the Corporations and Controlling Company.

3.4.3.2 It is understood as “Tax Books” the processes of preparing tax books of each of the Corporations and of the very Controlling Company.

3.4.3.3 It is understood as “Ancillary Obligations” the verification procedures of all ancillary obligations of each of the Corporations and of the very Controlling Company.

3.4.3.4 It is understood as “Compliance with Surveillance/Audit” the processes to aid eventual inspections and audits carried out in each of the Corporations and of the very Controlling Company.

3.4.3.5 It is understood as “Tax Advisory” the advisory processes that refer to the tax aspects of transactions that each of the Corporations or that the very Controlling Company propose to conduct.

3.4.3.6 Without prejudice to the other predictions of this Clause, the Controlling Company is obliged to keep the proof of payment of taxes and of payments they make and the accounting and tax books of the Corporations for the minimum time required by law, which shall be delivered in 72 (seventy two) hours upon notice to that effect made in the form of Chapter 10 of this Agreement, where necessary to protect the interests of the Corporations and/or the Controlling Company.

3.4.4 Human Resources Administration. The Human Resources Administration comprises: (i) Admission Tasks; (ii) Payroll; (iii) Personnel Routine and Benefits Administration; (iv) Dismissal Process and (v) Compliance to Labor and Social Security Surveillance, as follows:

3.4.4.1 It is understood by “Admission Tasks” the processes related to documentation and pre-employment exams, as well as preparation of records and signature of all relevant documentation; the process of integrating employees into their activities, internal procedures and benefits and the process of record in internal systems, manufacturing of badges, opening bank accounts, if necessary, printing and document collection for each one of the employees hired by each of the Corporations and their own Controlling Company.

3.4.4.2 It is understood by “Payroll” the processes of registration updating as for the salary movements, overtime records, discounts, processing and credits of biweekly advance payments, processing of 13th salary and vacation remunerated, processing and collection of Social Expenses, program processing of profit sharing and the processing of financial and accounting interfaces of the payroll of employees of each of the Corporations and the of very Controlling Company.

3.4.4.3 It is understood by “Personnel Routine and Benefits Administration” the processes of updating personnel records and documents, the process of programming and calculating vacations, the entry and monitoring process before the INSS, of the social benefits, the orientation process for employees and former employees and the monitoring through internal systems of those employees on leave and/ or injured of each of the Corporations and of the very Controlling Company.

3.4.4.4 It is understood by “Dismissal Tasks” processes concerning documentation and pre-dismissal exams, as well as due under the contractual termination, the for preparing and marking homologation and the process of signing and monitoring said homologation in the respective Unions and the Regional Labor Courts, of each of the Corporations and of the very Controlling Company.

3.4.4.5 It is understood by “Compliance with the Labor and Social Security Surveillance” the aid processes referring to labor and social security aspects determined by the law, which shall be delivered in 72 (seventy two) hours, upon notice to that effect made in the form of Chapter 10 of this Agreement, whenever necessary to protect the interests of the Corporations and/ or the very Controlling Company.

3.4.4 Human Resources Administration. The Human Resources Administration comprises: (i) Admission Tasks; (ii) Payroll; (iii) Personnel Routine and Administration Benefits; (iv) Dismissal Process and (v) Compliance with the Labor and Social Security Surveillance, as follows :

3.4.4.1 It is understood by “Admission Tasks” the processes related to documentation and pre-employment exams, as well as the preparation of records and signature of all relevant documentation; the process of integrating employees into their activities, internal procedures and benefits and registration process on internal systems, manufacturing of badges, opening bank accounts, if necessary, printing and document collection for each of the employees hired by each of the Corporations of by the very.

3.4.4.2 It is understood by “Payroll” the processes of registration updating as for the salary movements, overtime records, discounts, processing and credits of biweekly advance payments, processing of 13th salary and vacation remunerated, processing and collection of Social Expenses, program processing of profit sharing and the processing of financial and accounting interfaces of the payroll of employees of each of the Corporations and the of very Controlling Company.

3.4.4.3 It is understood by “Personnel Routine and Benefits Administration” the processes of updating personnel records and documents, the process of programming and calculating vacations, the entry and monitoring process before the INSS, of the social benefits, the orientation process for employees and former employees and the monitoring through internal systems of those employees on leave and/ or injured of each of the Corporations and of the very Controlling Company.

3.4.4.4 It is understood by “Dismissal Tasks” processes concerning documentation and pre-dismissal exams, as well as due under the contractual termination, the for preparing and marking homologation and the process of signing and monitoring said homologation in the respective Unions and the Regional Labor Courts, of each of the Corporations and of the very Controlling Company.

3.4.4.5 It is understood by “Compliance with the Labor and Social Security Surveillance” the aid processes referring to labor and social security aspects and any inspections and audits in each of the Corporations and their own Controlling Company.

3.5

General allocations. The Parties shall also share common items and facilities related to the maintenance of physical structures of the Controlling Company, including, without limitation: (i) general expenses, such as office material, postal and courier, conductions, photocopies, books and newspaper and magazines subscriptions, snacks and meals: (ii) expenses of computing and telecommunications, such as computer materials, maintenance services for computer equipment, software maintenance, consulting services in computer, hardware rental, fixed telephony, mobile telephony, DDG—0800 telephony, data transmission lines, and (iii) expenses of utilities such as electricity, water and sewage, also covered the taxes levied for the maintenance of the physical structures.

3.6	Notwithstanding the provisions of this Chapter 3, the Parties hereby agree that the activities object of this sharing may be amended, modified, excluded or new activities may be inserted in order to faithfully attend the subject matter of this Agreement, which is the sharing of the back office Infrastructure.

3.7	The Controlling Company shall maintain graphical accounts for those Expenses incurred by it on behalf of the Corporations, which shall be subject to reimbursement in the form of Chapter 5 and Chapter 6.

Chapter 4 ASSET COMMODATUM

4.1	Due to the sharing of the back office Infrastructure, the Corporations, as legitimate owners of the Assets listed in Annex 4.1 to this instrument, which are in good state of preservation, hereby give in commodatum such Assets to the Controlling Company, without any costs, charges or considerations.

4.2	The Controlling Company, as Bailee, shall properly identify the Assets as property of each of the Corporations, respectively and shall use and keep them with the same degree of care that they would have with their own assets and being responsible for its correct use and in case of loss due to negligent or wrongful act, on the part of the very Controlling Company or its employees, for its replacement. The Controlling Company is responsible for all expenses resulting from the Assets, as set forth in this Agreement.

4.3	The Controlling Company shall deliver semiannually to the Corporations updated list of Assets, including the serial number of each of them and the other information that identify them, if any.

4.4	For the purposes of this Agreement, the Controlling Company may, at its discretion, hire the right kinds of insurance for their Assets, which shall provide coverage in amounts it deems appropriate. The insurance shall be contracted on behalf of the Controlling Company in favor of the Corporations, as beneficiary, respectively of the each of their Assets.

4.5	The Corporations undertake to reimburse the Controlling Company within 48 (forty eight) hours counted from the submission by the Controlling Company of proof of payment of the insurance premium.

4.6	The commodatum herein determined shall terminate with the obligation of restitution of the Asset given in commodatum to each of the Corporations, on the part of the Controlling Company, in the same conditions as received, except normal wear, in case of termination of sharing between the Controlling Company and each of the Corporations, of the activity in which such Assets were intended, as provided in Chapter 9 of this Agreement.

Chapter 5 CRITERIA FOR SHARING OF COSTS

5.1	The Parties agree that is not is or will be due remuneration to the Controlling Company of the Controlling Company and by any title on grounds of the provisions of this Agreement, as only the reimbursement of Expenses incurred by it on account of the sharing of the back office Infrastructure with the agreed under this Agreement.

5.2	Considering that this instrument is intended to regulate the settlement of accounts between the agreed and the Controlling Company and form of equity recomposition of the Controlling Company and , the Parties acknowledge agree that the calculation of Expenses related to the sharing. of the infrastructure shall be based on the amount of hours spent by each of the employees of the Controlling Company dedicated to each of the Controlling Company and as a result of the agreed sharing.

5.2.1 The amount of time to each of the employees of the Controlling Company and calculated considering the division of the maximum amount of hours available to the Controlling Company for their remuneration (including, without limitation, their respective salaries, benefits and all other charges, according to the labor and social security legislation in force).

5.2.2 Expenses considered General Allocations shall be shared by each of the Corporations and the very Controlling Company and shall be returned to the Controlling Company proportionally, based on the criteria mentioned in Clause 5.2 above, except in cases where it is possible the precise identification of the Corporation that incurred in the respective expense. In this case, the Corporation shall reimburse the expense incurred wholly to the Controlling Company.

5.3	The measurement of all expenses shall comprise, additionally: (i) the General Allocations, and (ii) the utilization of third parties contracted by Controlling Company and related to each of the said shared items in each case.

5.4	It is agreed that the Expenses related to the sharing of back office Infrastructure shall be presented by the Controlling Company to each of the Corporations for the respective reimbursement in global or unit values, at such intervals and in the manner prescribed in Chapter 6. The Corporations also agree that the information contained in Annex 6.1 above are, and shall always be sufficient for purposes of calculating the amount due to the Controlling Company.

5.4.1 The Controlling Company may, at its sole and exclusive discretion and at any time, revise and change the values in Annex 6.1, necessary to calculate the value of Expenses to be reimbursed by the Corporations to the Controlling Company, as provided in Clause 5.5 above, whenever the Controlling Company incur in additional expenses for the purchase of equipment and infrastructure related to the sharing of back office Infrastructure, not occasioning the said review in the right to change, review, terminate or resolve of this Agreement by any Corporation and is established and agreed between the Parties that such variations of these values shall not generate any gains for the Controlling Company.

5.5	The Corporations from now agree with the form the Expenses shall be presented by the Controlling Company for the respective reimbursement for the use of back office Infrastructure and undertake also to make the necessary payments for the use of the same, in the form of Chapter 6 below.

5.6	The Parties agree that in addition to the criteria for cost sharing defined under this Agreement, may be amended in the future, from time to time to reflect in the most correct and reliable the proportions incumbent to the Parties through shared activities.

Chapter 6 FORM OF REIMBURSEMENT

6.1	For purposes of sharing costs as provided herein, the Controlling Company shall submit to each of the Corporations, until the 5th (fifth) Business Day of each month, their reports of Expenses (“Expense Reports”) for the month immediately preceding in the form of the model in Annex 6.1 to this Agreement, this presentation shall be effected via electronic mail to the electronic address that each one if the Corporations indicate for this purpose.

6.2	The Corporations shall reimburse the Controlling Company the amounts specified in the Expense Report submitted by Controlling Company in the form of Annex 6.1 in 05 (five) Business Days from the receipt of that Expense Report.

6.3	The reimbursement provided herein shall be done through bank transfer and the competent proof of deposit current account of the Controlling Company being proof of payment of discharge document of the respective Corporation obligation that has effected the payment in respect of the month of competence.

6.4	If any Corporation does not agree with charging any Expense detailed in the Expense Report to be submitted monthly by the Controlling Company (the “Defiant Corporation”) the same shall: (1) in first place, effect payment for uncontroversial difference; and (ii) secondly, communicate the Controlling Company within three (3) Business Days from the receipt of the respective Expense Report, the reasons why it believes to be a improper collection and shall, in the opportunity, inform the Controlling Company of the amount it believes to be due, and be ready to pay it in immediately.

6.5	In the event of Clause 6.4, the Controlling Company shall examine the reasons why the Corporation believes that the controversial amounts are undue and may, in its sole discretion, accept the arguments of the defiant Corporation and receive the lowest amount without incurring novation of this Agreement or understand as unfounded the reasons of the defiant Corporation, this divergence shall be considered subject to negotiation between the respective Parties.

Chapter 7 DELAY IN REIMBURSEMENT; LIABILITY OF CORPORATIONS

7.1	The delay in the reimbursement of the amounts set forth herein shall subject the Corporations to fines of 2% (two percent) on the amount due and unpaid, and the payment of the default interest to the rate of 12% (twelve percent) per year, both principal and interest restated by the General Price Index of Market disclosed by Fundação Getúlio Vargas (IGP-M/FGV) during the entire time that the delay persists.

7.2	Subject to Clause 7.1 above, each of the Corporations undertakes to indemnify and hold free the Controlling Company and its other Affiliates in relation to any and all prejudice that the Controlling Company or its Affiliates may incur as a result of non-compliance, whole or in part of any obligations set forth in this Agreement, or of the improper use of back office Infrastructure.

7.3	The Parties further agree that the delay for any Corporations, in the reimbursement of the amounts provided herein for period exceeding 30 (thirty)days (“Default Corporation”) shall entitle the Controlling Company the right but not the obligation, to terminate this instrument and to suspend the sharing of the infrastructure dealt with herein in respect of the Default Corporation, upon prior notification of 05 (five) business days to the respective Corporation, without prejudice to the right to charge it the amounts due and unpaid, in the form of this Chapter.

Chapter 8 ABSENCE OF OBLIGATION TO INDEMNIFY

8.1	This Agreement is intended solely to the clearing of between the Parties because of the sharing of Expenses, and not having, therefore, any equity increase of any kind by none of the Parties. Thus, the Parties acknowledge and agree that no compensation of any kind (including, without limitation, direct and indirect loss of profits) shall be payable by any Corporation, or any of the Corporations to the Controlling Company, by reason of breach of any obligation under this Agreement, except the penalties provided for in Chapter 7 above.

8.2	The Parties therefore agree that in no event may any Corporation in capacity whatsoever retain any amounts due to the Controlling Company by way of reimbursement of Expenses.

Chapter 9 TERM AND TERMINATION

9.1	This Agreement shall enter into force on this date and shall be valid indefinitely.

9.2	This Agreement may be terminated in whole or in part for any part of the back office Infrastructure shared by the Corporations at any time by mutual agreement and in writing between each of Corporations and the Controlling Company.

9.3	In the case of 9.2 above, the amounts due in reimbursement of Expenses incurred by the Controlling Company related to the back office Infrastructure shall be paid by each of the Corporation to the Controlling Corporation the date on which the effective termination of the sharing hereto occurs.

9.4	This Agreement may also be terminated in the event set out in Clause 7.3 above.

Chapter 10 NOTIFICATIONS

10.1	Any notifications, notices, consents, requests or other communications under this Agreement shall be made in writing and sent by registered letter with acknowledgment of receipt (AR) or telegram with proof of delivery, or by way of judicial or extrajudicial documents, and shall be intended to the Parties at the addresses listed in the preamble to this Agreement, with exception made to the Expense Reports, which shall be delivered in the form of Chapter 6.

10.2	The notices made pursuant to Clause 10.1 shall be deemed delivered: (i) on the date specified in the notice of receipt (AR), if mailed (ii) on the date indicated on the packing slip of the Telegram, if sent by telegram; (iii) on the date of delivery, whether by judicial or extrajudicial.

10.3	Any Party may change the address to which such notice shall be sent by notice in writing to the other Party under this Chapter. If the communication of change of address is not made, any notifications, notices, consents, requests and /or other communications sent to the address mentioned in the preamble of this Agreement, or the address subsequently indicated in writing, shall be considered valid and enforceable against the recipient Party.

Chapter 11 GENERAL PROVISIONS

11.1	Independence of Provisions. The nullity or unenforceability of any of this Agreement shall not affect the others. If any provision of this Agreement, is at any time declared invalid, ineffective or unenforceable, the remaining provisions shall remain in full force and effect, and Parties shall use their best efforts and negotiate in good faith the replacement of the provision declared invalid, ineffective or unenforceable by another that, as far as possible, achieve the purpose and effects originally anticipated, and this Agreement shall be interpreted in view of such purposes and effects.

11.2	Relations between the Parties. The Corporations, hereby acknowledge that neither they nor any of their employees, agents, servants or representatives shall have the power or authority to act on behalf of the Controlling Company or to force it in any way.

11.3	Succession. All references to any Parties include and require their successors, beneficiaries, representatives and, by express and specific provision, their assignees, in any way whatsoever.

11.4	District Court of Jurisdiction. The Parties hereby elect the District Court of the city of São Paulo, State of São Paulo to have the jurisdiction to settle any matter arising out of this Agreement to the detriment of any other, however privileged.

11.5	Applicable Legislation. The present Agreement is governed by the laws of the Federative Republic of Brazil.

Therefore, the Parties sign this instrument within 30 (thirty) copies of equal content and form, before 02 (two) witnesses.

São Paulo, April 13th, 2005

[SIGNATURES ON THE FOLLOWING PAGES]

SIGNATURE SHEET OF THE COST SHARING AGREEMENT, SIGNED ON APRIL 13th, 2005.

VOTORANTIM INVESTIMENTOS INDUSTRIAIS S.A.

/s/	/s/
By:	By:
Position:	Position:

CIMENTO RIO BRANCO S.A.

	/s/ Luis Vilar de Carvalho		/s/ Marcelo Eduardo Martins
By:	Luis Vilar de Carvalho	By:	Marcelo Eduardo Martins
Position:		Position:

VORANTIM CIMENTOS LTDA

	/s/ Luis Vilar de Carvalho		/s/ Marcelo Eduardo Martins
By:	Luis Vilar de Carvalho	By:	Marcelo Eduardo Martins
Position:		Position:

EMPRESA DE TRANSPORETES CPT LTDA.

	/s/ Kazuo Toda		/s/ José Luiz Gimenes Caifa
By:	Kazuo Toda	By:	José Luiz Gimenes Caifa
Position:		Position:

COMPANHIA DE CIMENTOS PORTLAND ITAÍ

	/s/ Luis Vilar de Carvalho		/s/ Marcelo Eduardo Martins
By:	Luis Vilar de Carvalho	By:	Marcelo Eduardo Martins
Position:		Position:

CIMENTO TOCANTINS S.A.

	/s/ Luis Vilar de Carvalho		/s/ Marcelo Eduardo Martins
By:	Luis Vilar de Carvalho	By:	Marcelo Eduardo Martins
Position:		Position:

CALMIT INDUSTRIAL LTDA.

	/s/ Marcelo Eduardo Martins		/s/ René Pierre Vegellar
By:	Marcelo Eduardo Martins	By:	René Pierre Vegellar
Position:		Position:

CALSETE INDUSTRIAL S.A.

	/s/ Marcelo Eduardo Martins		/s/ Luis Alberto de Castro Santos
By:	Marcelo Eduardo Martins	By:	Luis Alberto de Castro Santos
Position:	Director	Position:	Director

EMPRESA DE MINERAÇÃO ACARIÚBA LTDA.

	/s/ Fábio Ermírio de Moraes		/s/ Carlos Ermírio de Moraes
By:	Fábio Ermírio de Moraes	By:	Carlos Ermírio de Moraes
Position:	Director	Position:	Director

CIMENTO POTY S.A.

	/s/ Luis Vilar de Carvalho		/s/ Marcelo Eduardo Martins
By:	Luis Vilar de Carvalho	By:	Marcelo Eduardo Martins
Position:	Director	Position:	Director

CIMENTO SERGIPE S.A. – CIMESA

	/s/ Luis Vilar de Carvalho		/s/ Marcelo Eduardo Martins
By:	Luis Vilar de Carvalho	By:	Marcelo Eduardo Martins
Position:	Director	Position:	Director

COMPANHIA DE CIMENTO PORTLAND AND POTY

	/s/ Luis Vilar de Carvalho		/s/ Marcelo Eduardo Martins
By:	Luis Vilar de Carvalho	By:	Marcelo Eduardo Martins
Position:	Director	Position:	Director

ENGEMIX S.A.

	/s/ Marcos Roberto Farias Lobo		/s/ Marcelo Eduardo Martins
By:	Marcos Roberto Farias Lobo	By:	Marcelo Eduardo Martins
Position:	Director	Position:	Director

ITAPISERRA MINERAÇÃO LTDA.

	/s/ Marcos Roberto Farias Lobo		/s/ Marcelo Eduardo Martins
By:	Marcos Roberto Farias Lobo	By:	Marcelo Eduardo Martins
Position:	Director	Position:	Director

TRANSERV COML. E LOC. EQUIP. E VEÍCULOS LTDA.

By:	Osmar Antonio Migdaleski	By:	Maurice Ramiro Pinto Nobre
Position:	Director	Position:	Director

CIMEFOR – COML. IMPORTAÇÃO E EXPORTAÇÃO LTDA.

	/s/ Marcelo Eduardo Martins		/s/ Luiz Alberto de Castro Santos
By:	Marcelo Eduardo Martins	By:	Luiz Alberto de Castro Santos
Position:	Director	Position:	Director

INTERÁVIA TRANSPORTES LTDA.

	/s/ Eduardo Cavalcanti de Oliveira Maciel		/s/ Henrique Silveira
By:	Eduardo Cavalcanti de Oliveira Maciel	By:	Henrique Silveira
Position:	Director	Position:	Director

CRB OPERAÇÕESW PORTUÁRIAS S.A.

	/s/ Marcelo Eduardo Martins		/s/ Luiz Alberto de Castro Santos
By:	Marcelo Eduardo Martins	By:	Luiz Alberto de Castro Santos
Position:	Director	Position:	Director

CITROVITA AGRO INDUSTRIAL LTDA.

	/s/ Mário Bavaresco Júnior		/s/ Milton Flávio Moura
By:	Mário Bavaresco Júnior	By:	Milton Flávio Moura
Position:	Director	Position:	Director

CITROVITA INDUSTRIAL E COMERCIAL LTDA.

	/s/ Mário Bavaresco Júnior		/s/ Milton Flávio Moura
By:	Mário Bavaresco Júnior	By:	Milton Flávio Moura
Position:	Director	Position:	Director

CITROVITAR AGROPECUÁRIA LTDA.

	/s/ Mário Bavaresco Júnior		/s/ Milton Flávio Moura
By:	Mário Bavaresco Júnior	By:	Milton Flávio Moura
Position:	Director	Position:	Director

CITROVITA COMERCIAL E EXPORTADORA S.A.

	/s/ Mário Bavaresco Júnior		/s/ Milton Flávio Moura
By:	Mário Bavaresco Júnior	By:	Milton Flávio Moura
Position:	Director	Position:	Director

COMPANHIA PARAIBUNA DE METAIS

	/s/ João Bosco Silva		/s/ Flávio Marassi Donatelli
By:	João Bosco Silva	By:	Flávio Marassi Donatelli
Position:	Director	Position:	Director

SIDERÚRGICA BARRA MANSA S.A.

	/s/ João Bosco Silva		/s/ Flávio Marassi Donatelli
By:	João Bosco Silva	By:	Flávio Marassi Donatelli
Position:	Director	Position:	Director

VOTORANTIM METAIS LTDA.

	/s/ João Bosco Silva		/s/ Flávio Marassi Donatelli
By:	João Bosco Silva	By:	Flávio Marassi Donatelli
Position:	Director	Position:	Director

COMPANHIA MINEIRA DE METAIS

	/s/ João Bosco Silva		/s/ Flávio Marassi Donatelli
By:	João Bosco Silva	By:	Flávio Marassi Donatelli
Position:	Director	Position:	Director

COMPANHIA NÍQUEL TOCANTINS

	/s/ João Bosco Silva		/s/ Flávio Marassi Donatelli
By:	João Bosco Silva	By:	Flávio Marassi Donatelli
Position:	Director	Position:	Director

MINERAÇÃO SERRA DA FORTALEZA S.A.

	/s/ João Bosco Silva		/s/ Flávio Marassi Donatelli
By:	João Bosco Silva	By:	Flávio Marassi Donatelli
Position:	Director	Position:	Director

COMPANHIA NITRO QUÍMICA BRASILEIRA

	/s/ Mário Bavaresco Júnior		/s/ Fábio Filippos
By:	Mário Bavaresco Júnior	By:	Fábio Filippos
Position:	Director	Position:	Director

Witnesses:

1.	2.
Name:	Name:
ID Card:	ID Card:
CPF/MF	CPF/MF

(Individual Taxpayer Number):

ANNEX 4.1 - COST SHARING AGREEMENT SIGNED ON APRIL 13TH, 2005

LIST OF ASSETS

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
1	Troni	Computer	EX00099	Microsoft Windows XP Professional	Processor Intel Celeron	900	128	19532	Mariana	1025	DHO - CSC	ADMIX
2	Dell OX 150	Computer	EX00064	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1000	128	19069	Claudia Z.	I1117	Accounting	CITROVITA
3	Dell OX 150	Computer	EX00066	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1000	128	19069	Emerson	1225	Accounting	CITROVITA
4	Dell OX 150	Computer	EX00060	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1000	128	19069	Thais	182.1	Financial	CITROVITA
5	Dell OX 150	Computer	EX0006I	Microsoft Windows 2000 Professional	Processor Intel Pentium Ill	1000	128	19069	Kelly	1823	Financial	CITROVITA
6	Dell OX 150	Computer	EX00065	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1000	256	19169	Vanessa Takamori	I525	Financial	CITROVITA
7	Dell OX 150	Computer	EX00062	Microsoft Windows 2000 Professional	Processor Intel Pentium Ill	1000	128	19069	Mario	1231	Fiscal	CITROVITA
8	Dell OX 150	Computer	EX00067	Microsoft Windows XP Professional	Processor Intel Pentium III	1000	128	38138	Daniele	1816	Fiscal	CITROVITA
9	Dell OX 150	Computer	EX00(163	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1000	128	19069	Ana Kaiser	1812	Fiscal	CITROVITA
10	Oclo	Computer	EX00739	Microsoft Windows XP Professional	AMI) Duren processor	1200	512	19107	Giampaolo	1364	Accounting	CITROVITA
11	Compaq	Computer	VC04233	Microsoft Windows 98	Unknown Intel Processor	1694	256	38152	Bonagura	1124	Fiscal	VC
12	Compaq Deskpro	Computer	VC04234	Windows 95	Cetera	400	64	2434	Adriano	1123	Fiscal	VC
13	Compaq Deskpro	Computer	VC04235	Windows 95	Pentium III	600	128	2006	Juliana - Modem	1121	Fiscal	VC
14	Compaq Prolinca	Computer	VC04236	Microsoft Windows 95	Intel Pentium Processor	100	39	2037	Altair - Modem	1225	Fiscal	VC
15	Cybertech	Computer	VC04237	Windows 95	Pentium II	300	128	2010	Menor Aprendiz	2292	Financial	VC
16	Cyhertech	Computer	VC04238	Microsoft Windows 95	Intel Pentium II Processor	300	128	2008	Menor Aprendiz		Financial	VC
17	Itautec Infoway	Computer	VC04239	Windows 95	Pentium	190	32	3087	Boy		Accounting	VC
18	COPIADORA CANON	Printer	EX00504	Microsoft Windows XP					CSC/VC		CSC	VC
19	Oclo	Computer	EX00738	Professional	AMD Duren processor	1200	256	19107	Leila	1774	Fiscal	VC
20	Dell OX 280	Computer	EX00958	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38067	Eliane	1119	Accounting	INTERÁVIA
21	Dell GX 280	Computer	EX00957	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075			Accounting	INTERÁVIA
22	Dell GX 280	Computer	EX00954	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38067	Juliana Sari	2692	Financial	INTERÁVIA
23	Dell OX 280	Computer	EX00955	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Lilliane	2676	Financial	INTERÁVIA
24	Dell OX 280	Computer	EX00956	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Ênio da Mata	1131	Financial	INTERÁVIA

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
25	Dell GX 280	Computer	EX00953	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Leonardo	1892	Fiscal	INTERÁVIA
26	Dell OX 280	Computer	EX00952	Microsoft Windows XP Professional	Intel Pcnlium4	2800	256	38067	Eunice Fernandes	1922	Fiscal	INTERÁVIA
27	Dell OX 150	Computer	0X00023	Microsoft Windows 2000 Professional	Processor Intel Pentium III	`866	128	19069	Henrique	1293	Accounting	NITROQUÍMICA
28	Dell OX 150	Computer	EX00015	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1000	128	19069	Patricia	1137	Accounting	NITROQUÍMICA
29	Dell GX 150	Computer	EX000I6	Microsoft Windows XP Professional	Processor Intel Pentium III	866	128	19069	Taborda	1292	Accounting	NITROQUÍMICA
30	Dell GX 150	Computer	EX00019	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1133	128	19069	Eliane	1135	Financial	NITROQUÍMICA
31	Dell GX 150	Computer	EX00021	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1000	128	1906i9	Fabricio	1291	Financial	NITROQUÍMICA
32	Dell GX 150	Computer	EX00020	Microsoft Windows 2000 Professional	Processor Intel Pentium III	866	128	19069	Sergio	1229	Financial	NITROQUÍMICA
33	Dell OX I5O	Computer	EX000I8	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1166	128	19069	Claudia Z.	1891	Fiscal	NI’1RQQUIMICA
34	Dell GX 154	Computer	EX00022	Microsoft Windows 2000 Professional	Processor Intel Pentium III	1133	128	19069	Antonio	27.36	Festal	NITROQUÍMICA
35	Oclo	Computer	EX00625	Microsoft Windows XP Professional	AMU Athlon XP 2200+	1800	236	38154	Elezana	1814	Accounting	NITROQUÍMICA
36	Compaq	Computer	VC00320	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Renato	1113	Accounting	VC
37	Compaq	Computer	VC00305	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Nildo	1296	Accounting	VC
38	Compaq	Computer	VC00334	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Celia	1228	Accounting	VC
39	Compaq	Computer	VC00330	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Helenice	1154	Accounting	VC
40	Compaq	Computer	VC00347	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Julio	1045	Accounting	VC
41	Compaq	Computer	VC00350	Microsoft Windows XP Professional	Intel Pentium4	1700	256	38361	Fernando	1192	Accounting	VC
42	Compaq	Computer	VC00302	‘ Microsoft Windows Xi’ Professional	Intel Pentium 4	1700	256	38161			Costs	VC
43	Compaq	Computer	VC00292	Microsoft Windows XI’ Professional	Intel Pentium 4	1700	256	38161	Roberto	1004	Costs	VC
44	Compaq	Computer	VC00304	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Regis	1141	Costs	VC
45	Compaq	Computer	VC00290	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Jefferson	1178	Costs	VC
46	Compaq	Computer	VC00294	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Silvana	1163	Costs	VC
47	Compaq	Computer	VC0030I	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Willians	1147	Costs	VC
48	Compaq	Computer	VC00291	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Edson	1108	Costs	VC

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
49	Compaq	Computer	VC00607	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Carlos Augusto	I 195	Costs	VC
50	Compaq	Computer	VC00288	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Mario	102!	Costs	VC
51	Compaq	Computer	VC00300	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38154	Gisela	1187	Costs	VC
52	Compaq	Computer	VC00303	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Paulo Fumes	1145	Costs	VC
53	Compaq	Computer	VC00295	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Paulo Robert	1110	Costs	VC
54	Compaq	Computer	VC00285	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Alexander	2105	Financial	VC
55	Compaq	Computer	VC00286	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Lucian	2042	Financial	VC
56	Compaq	Computer	VC00188	Microsoft Windows XI’ Professional	Intel Pentium 4	1700	256	38161	Eli	2231	Financial	VC
57	Compaq	Computer	VC00257	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Marcelo	2168	Financial	VC
58	Compaq	Computer	VC06174	Microsoft Windows XP Professional	Intel Pentium4	I700	256	38161	Nora	2112	Financial	VC
59	Compaq	Computer	VC00281	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Angela Cristina	2129	Financial	VC
60	Compaq	Computer	VC00186	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38154	Graciele	2130	Financial	VC
61	Compaq	Computer	VC00358	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	39197	Wagner	1059	Fiscal	VC
62	Compaq	Computer	VC00299	Microsoft Windows XP Professional	Intel Pentium 4	1700	256	38161	Leandro Pavia	1489	Service management	VC
63	Compaq Deskpro	Computer	VC00192	Microsoft Windows XP Professional	Processor Intel Pentium II	400	128	19874	Gislaine	3139/2039	Call Center	VC
64	Compaq Deskpro	Computer	VC00368	Microsoft Windows XP Professional	Processor Intel Celeron	400	256	4126	Guiomar	3039/2139	Call Center	VC
65	Compaq Deskpro	Computer	VC00326	Microsoft Windows XP `Professional	Processor Intel Pentium II	4(10	128	4112	Patricia	3103/2044	Call Center	VC
66	Compaq Deskpro	Computer	VC00351	Microsoft Windows XP Professional	Processor Intel Celeron	400	I28	6149	Sandra	3130/2131	Call Center	VC
67	Compaq Deskpro	Computer	VC00279	Microsoft Windows XP Professional	Processor Intel Pentium III	1000	256	19091	Fabio	1226	Accounting	VC
68	Compaq Deskpro	Computer	VC00332	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4112	Guibor	1132	Accounting	VC
69	Compaq Deskpro	Computer	V(00280	Microsoft Windows XP Professional	Processor Intel Celeron	600	128	9538	Sirlene	1012	Accounting	VC

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
70	Compaq Deskpro	Computer	VC00331	Microsoft Windows XP Professional	Processor Intel Celeron	400	160	4112	Anaise	1114	Accounting	VC
71	Compaq Deskpro	Computer	VC00336	Microsoft Windows XP Professional	Processor Intel Pentium II	400	128	19874	Fernanda	1775	Accounting	VC
72	Compaq Deskpro	Computer	VC00316	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4104	Elisane	1120	Accounting	VC
73	.Compaq Deskpro	Computer	VC00342	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4112	Katumi	1102	Accounting	VC
74	Compaq Deskpro	Computer	VC00189	Microsoft Windows XP Professional	Processor Intel Pentium III	1000	256	19091	Danieli	2136	Financial	VC
75	Compaq Deskpro _	Computer	VC00178	Microsoft Windows XP Professional	Processor Intel Pentium II	350	128	6142	Emerson	1294	Financial	VC
76	Compaq Deskpro	Computer	VC06050	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4112			Financial	VC
77	Compaq Deskpro	Computer	VC00278	Microsoft Windows XP Professional	Processor Intel Pentium III	1000	256	19091	Joelton	2045	Financial	VC
78	Compaac Deskpro	Computer	VC00282	Microsoft Windows XP Professional	Processor Intel Pentium III	1000	256	9634	Daniela	1361	Financial	VC
79	Compaq Deskpro	Computer	VC00284	Microsoft Windows XP Professional	Processor Intel Pentium III	1000	128	19091	Roderlei	2041	Financial	VC
80	Compaq Deskpro	Computer	VC00373	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4112	Vanusa	2294	Financial	VC
81	Compaq Deskpro	Computer	VC00297	Microsoft Windows XP Professional	Processor Intel Celeron	300	128	4112	Wanderlei	2734	Fiscal	VC
82	Compaq Deskpro	Computer	VC00277	Microsoft Windows 98	Processor Intel Celeron	847	128	9756	Marcelo - CPU	1169	Fiscal	VC
83	Compaq Deskpro	Computer	VC00327	Microsoft Windows XP Professional	Intel Pentium 4	1600	256	19069	Marcelo - Modem	1169	Fiscal	VC
84	Compaq Deskpro	Computer	VC00362	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4104	Elzi	1199	Fiscal	VC
85	Compaq Deskpro	Computer	VC00357	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4104	Altair - CPU	1225	Fiscal	VC
86	Compaq Deskpro	Computer	VC00306	Microsoft Windows XP Professional	Processor Intel Celeron	466	128	19084	Lilian	1219	Fiscal	VC
87	Compaq Deskpro	Computer	VC00309	Microsoft Windows XP Professional	Processor Intel Celeron	466	128	4097	Ricardo	1171	Fiscal	VC
88	Compaq Deskpro	Computer	VC00149	Microsoft Windows XP Professional	Processor Intel Pentium III	1000	256	19084	Fiscal - Modem	1257	Fiscal	VC
89	Compaq Deskpro	Computer	VC00179	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4104	Thais Maressa	1813	Service management	VC
90	Compaq Deskpro	Computer	VC00333	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4112				VC
91	Cybertech	Computer	VC00308	Microsoft Windows XP Professional	Processor Intel Pentium II	300	128	19092	Prescila	1583	Accounting	VC
92	Cybertech	Computer	V600317	Microsoft Windows XP Professional	Processor Intel Pentium II	300	128	19092	Ismael	1115	Accounting	VC

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
93	Cybertech	Computer	VC00310	Microsoft Windows XP Professional	Processor Intel Pentium II	300	128	19092	Amanda	1106	Accounting	VC
94	Cybertech	Computer	VC07283	Microsoft Windows 98	Processor Intel Pentium II	300	128	8040	Modem-DI-10	2351	DHO - CSC	VC
95	Cyherteclt	Computer	VC00359	Microsoft Windows XP Professional	Processor Intel Pentium II	300	128	19085	Diener	1122	Fiscal	VC
96	Cybertech	Computer	VC00298	Microsoft Windows XP Professional	Processor Intel Pentium II	300	128	19092	Adriano	1232	Fiscal	VC:
97	Dell GX 240	Computer	V[00129	Microsoft Windows XP Professional	Intel Pentium 4	1600	256	19069	Severiano	1144	Costs	VC
98	Dell GX 240 .	Computer	VC00322	Microsoft Windows XP Professional	Intel Pentium 4	1600	256	19069	Sonia	1006	DHO - CSC	VC
99	Dell GX 240	Computer	VC00141	Microsoft Windows XP Professional	Intel Pentium 4	1600	256	19069	Sulei	1134	DHO - CSC	VC
100	Dell GX 240	Computer	VC00325	Microsoft Windows XP Professional	Intel Pentium 4	1600	256	19069	Cavassin	1116	DHO - CSC	VC
101	Dell GX 210	Computer	VC00329	Microsoft Windows XP Professional	Intel Pentium 4	1600	256	19069	Ariel	1173	DHO - CSC	VC
102	Dell GX 240	Computer	VC00323	Microsoft Windows XP Professional	Intel Pentium 4	I600	256	19069	Eliane	1392	DHO - CSC	VC
103	Dell GX 240	Computer	VC00043	Microsoft Windows XP Professional	Intel Pentium 4	1600	256	19069	Ana Lúcia	1348	DHO - CSC	VC
104	Dell GX 260	Computer	VC06127	Microsoft Windows XP Professional	Intel Pentium 4	2400	256	38099	Gilmar	1046	Accounting	VC
105	Dell GX 260	Computer	VC06128	Microsoft Windows XP Professional	Intel Pentium 4	2400	256	38099	Mathias	1111	Accounting	VC
106	Dell GX 260	Computer	VC00567	Microsoft Windows XP Professional	Intel Pentium 4	1800	256	38170	Daniele	1196	Costs	VC
107	Dell GX 260	Computer	VC00117	Microsoft Windows XP Professional	Intel Pentium 4	1800	256	38170	Denise	2193	Financial	VC
108	Dell GX 200	Computer	VC00523	Microsoft Windows XI’ Professional	Intel Pentium 4	1800	250	38170	Enoc	1138	Financial	VC
109	Dell GX 260	Computer	VC00101	Microsoft Windows XP Professional	Intel Pentium 4	1800	256	38170	Roque	1101	Projects	VC
110	Dell CX 270	Computer	VC07182	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Elaine	4501/2502	Call Center	VC
111	Dell GX 270	Computer	VC0183	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Enesli	4502/2500	Call Center	VC
112	Dell GX 270	Computer	VC07181	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Flávia	4500/2501	Call Center	VC
113	Dell GX 270	Computer	VC06332	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Turesso	1118	Accounting	VC’
114	Dell OX 270	Computer	VC06330	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Luis Carlos	1107	Accounting	VC
115	Deli CX 270	Computer	VC06331	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Julio Ebert	1360	Accounting	VC

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
116	Dell GX 270	Computer	V006207	Microsoft Windows XP Professional	Intel Pentium 4	2266	256	38138	Fabio	1254	DHO - CSC	VC
117	Dell GX 270	Computer	VC07185	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Priscila	1393	Di 10 - CSC	VC
118	Dell GX 27()	Computer	VC07186	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Patricia	1030	DI IO - CSC	VC
119	Dell GX 270	Computer	VC07178	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Ligia	1372	DHO - CSC	VC
120	Dell GX 270	Computer	VC07184	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Monia	1641	DHO - CSC	VC
121	Dell GX 270	Computer	VC07180	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38099	Roberto	1316	DHO - CSC	VC
122	Dell GX 270	Computer	VC07324	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38060	Marcio	2229	Financial	VC
123	Dell GX 270	Computer	VC07293	Microsoft Windows XP Professional	Intel Pentium	2800	256	38052	Jessica	1037	Financial	VC
124	Dell GX 270	Computer	VC07323	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38068	Ricardo		Financial	VC`
125	Dell CX 270	Computer	VC07322	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38068	Maria Teresa	2127	Financial	VC
126	Dell GX 270	Computer	4’C07292	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38052	Cibele	1362	Financial	VC
127	Dell GX 280	Computer	VC00582	Microsoft Windows XP Professional	Intel Pentium 4	1800	256	38170	Lenise	2137	Financial	VC’
128	HP 1600C	Printer	VC06101						Fiscal		Fiscal	VC
129	HP 2000 C	Printer	VC06069						Contabilidade		Accounting	VC
130	HP 2000 C	Printer	VC06073						Custos		Costs	VC
131	HP 2000 C	Printer	VC06080						Financeiro		Financial	VC
132	HP 2230	Printer	VC06070						Contabilidade		Accounting	VC
133	HP 2230	Printer	VC06074						Custos		Costs	VC
134	HP 870 Cxi	Printer	VC06092						DHO		DHO - CSC	VC
135	Itautec Infoway	Computer	VC00321	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4110	Antonio Jr.	1 180	Accounting	VC
136	Itautec Infoway	Computer	VC00177	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4126	Bruno	2708	Accounting	VC
137	Itautec Infoway	Computer	VC00283	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4110			Accounting	VC
138	Itautec Infoway	Computer	VC00185	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	6142	Thiago	l819	Financial	VC
139	Itautec Infoway	Computer	VC00I80	Microsoft Windows XP Professional	Processor Intel Celeron	400	127	4126	Menor Aprendiz		Financial	VC
140	Itautec Infoway	Computer	VC0605I	Microsoft Windows XP Professional	Processor Intel Pentium III	733	128	19092	Solange	2742	Financial	VC
141	Itautec Infoway	Computer	VC00354	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	4126	Edson	1197	Fiscal	VC
142	Itautec Infoway	Computer	VC00353	Microsoft Windows XP Professional	Processor Intel Celeron	433	128	8220	Juliana - CPU	1121	Fiscal	VC

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
143	Itautec Infoway	Computer	VC00353	Microsoft Windows XP Professional	Processor Intel Celeron	400	128	19085	Marina	1040	Secretary	VC
144	Lexmark Optra	Printer	VC06090					T	DUO		DHO - CSC	VC
145	Lexmark Optra	Printer	VC06078						Financial		Financial	VC
146	Lexmark Optra	Printer	VC06079						Financial		Financial	VC
147	Lince	Computer	VC00319	Microsoft Windows XP Professional	Processor Intel Pentium II	300	127	19085	Jorge	1493	Accounting	VC
148	Notebook	Notebook	VC00633	Microsoft Windows XP Professional	Processor Intel Pentium III	696	128	9585	Evair	1210	D110 - CSC	VC
149	Notebook	Notebook	VC06015	Microsoft Windows XP Professional	Processor Intel Pentium III	700	128	19069	Turra	1008	Management	VC
150	Notebook	Notebook	VC00664	Microsoft Windows XP Professional	Intel Pentium 4 Mobile	1200	256	28607	Fujihara	1909	Management	VC
151	Notebook	Notebook	VC00367	Microsoft Windows XP Professional	Processor Intel Pentium III	646	128	9585	Savordelli	1013	Management	VC
152	Notebook Dell	Notebook	VC07412	Microsoft Windows XP Professional	Intel Pentium M processor	1500	256	38099	Robinson	1188	Accounting	VC
153	Notebook Doll	Notebook	VC07413	Microsoft Windows XP Professional	Intel Pentium M processor	1500	256	38099	Idovaldo	2683	Financial	VC’
154	Notebook Dell	Notebook	VC07411	Microsoft Windows XP Professional	Intel Pentium M processor	1500	256	38099	Celia Macobin	1142	Service management	VC
158	Dell GX 280	Computer	EX00912	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Leliana	1933/3933	Call Center	VM
159	Dell GX 280	Computer	EX00930	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Eunice Silvestre	2727	Accounting	VM
160	Dell OX 280	Computer	EX00911	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Viviane	1126	Accounting	VM
161	Dell GX 280	Computer	EX00927	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Pedro	2716	Accounting	VM
162	Dell GX 280	Computer	EX00934	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Direte	2718	Accounting	VM
163	Dell GX 280	Computer	EX00931	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Marcelo	1193	Accounting	VM
164	Dell GX 280	Computer	EX00925	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Adilson	2721	Accounting	VM
165	Dell GX 280	Computer	EX00935	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Angela Mainka	1042	Accounting	VM
166	Dell GX 280	Computer	EX00929	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Cesar	2723	Accounting	VM
167	Dell GX 280	Computer	EX00937	Microsoft Windows XE Professional	Intel Pentium 4	2800	256	28075	Cristian	1491	Accounting	VM
168	Dell GX 280	Computer	EX00938	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	3807S	Angelo	2729	Accounting	VM
169	Dell GX 280	Computer	EX00922	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Flávia	2717	Accounting	VM

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
170	Dell GX 280	Computer	EX00932	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Brayan	2715	Accounting	VM
171	Dell GX 280	Computer	EX00924	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Patricia	2714	Accounting	VM
172	Dell GX 280	Computer	EX00928	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Sidnei	2729	Accounting	VM
173	Dell GX 280	Computer	EX00920	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Emerson	2728	Accounting	VM
174	Dell GX 280	Computer	EX00936	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Angela Grus	2726	Accounting	VM
175	Dell GX 280	Computer	EX00923	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Mauricio	2725	Accounting	VM
176	Dell GX 280	Computer	EX00926	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Cristiano	2711	Accounting	VM
177	Dell GX 280	Computer	EX00921	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Maria João	2713	Accounting	VM
178	Dell GX 280	Computer	EX00933	Microsoft Windows XP Professional	Intel Pent ium4	2800	256	38075	Rafael	2712	Accounting	V
179	Dell GX 280	Computer	EX00910	Microsoft Windows XP Professional	Intel Pentium 4	2800	2.56	38075			Financial	VM
180	Dell GX 280	Computer	EX00914	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Cecilia	2672	Financial	VM
181	Dell GX 280	Computer	EX00913	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Fayga	2673	Financial	VM
182	Dell GX 280	Computer	EX00915	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Alessandra	2674	Financial	VM
183	Dell GX 280	Computer	EX00916	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Leticia	2675	Financial	VM
184	Dell GX 280	Computer	0X00940	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Ruben	2689	Financial	VM
185	Dell GX 280	Computer	EX00939	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Wellit~torn	2688	Financial	VM
186	Dell GX 280	Computer	EX00941	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Angela Souza	2690	Financial	VM
187	Dell GX 280	Computer	EX00907	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Marcélìa	2685	Financial	VM
188	Dell GX 280	Computer	EX00909	Microsoft Windows XP Professional	Intel Pentium	2800	256	38073	Luciane	2686	Financial	VM
189	Dell GX 280	Computer	EX00908	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Rosane	2671	Financial	VM
190	Dell GX 280	Computer	EX00942	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Carla	2678	Financeiro	VM
191	Dell GX 280	Computer	EX00945	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Juliano	2681	Financial	VM
192	Dell GX 280	Computer	EX00919	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Erika	2680	Financial	VM

	Computer	Type	ID VC	Operating System	Processor	Clock	Ram	HD (Mb)	User	Branch line	Department	Company
193	Dell GX 280	Computer	EX00917	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Vanessa	2677	Financial	VM
194	Dell GX 280	Computer	EX00943	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Fabiola	2682	Financeiro	VM
195	Dell GX 280	Computer	EX00944	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Gabriela	2691	Financeiro	VM
196	Dell GX 280	Computer	EX00946	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Anderson	2731	Fiscal	VM
197	Dell GX 280	Computer	EX00951	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Marcio	2738	Fiscal	VM
198	Dell GX 280	Computer	EX00950	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Fernando	1189	Fiscal	VM
199	Dell GX 280	Computer	EX00918	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Rodrigo	2732	Fiscal	VM
200	Dell GX 280	Computer	EX00949	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Danielly	2737	Fiscal	VM
201	Dell GX 280	Computer	EX00947	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Michelle	1289	Fiscal	VM
202	Dell GX 280	Computer	EX00948	Microsoft Windows XP Professional	Intel Pentium 4	2800	256	38075	Claudemir	2730	Fiscal	VM
203	Oclo	Computer	EX00642	Microsoft Windows XP Professional	AMU Albion XP 2200+	1800	256	39197	Vanderlei	2740	Fiscal	VM
204	Lexinark Oplra	Printer	VC04240						Fiscal		Fiscal	VC
205	Notebook Toshiba	Notebook	VC00169	Microsoft Windows 98	Intel Pentium processor	450	63	5715	Ênio da Mata	1131	Financial	VC

ANNEX 6.1 - COST SHARING AGREEMENT SIGNED ON APRIL 13TH, 2005

MODEL OF THE EXPENSES LIST

Curitiba, [insert date]	Payment Date [insert date]

Expenses list incurred by [insert Corporation] in the period of [dd.mm.yy] until [dd.mm.yy] related to the sharing of the back office infrastructure, as follows:

Votarantum Investimentos Industriais S.A. CNPJ 03.407.049/0002-32 Rodovia Curitiba Rio Branco do Sul – PR, 1303 Block A ZIP Code 81.130-570 Phone 41 355-1111 Fax 41 355-1482

NOME ADDRESS DISTRICT CGC(MF)NO.		CURITIBA [date] [time]
Please, note that we have performed in this date, in your account, the entries listed below:
HISTORY
CENTER ACCOUNT

CENTER ACCOUNT

AMOUNT OF THE ENTRY
AMOUNT IN WORDS
ISSUED BY:

SPREADSHEET MODEL FOR COST SHARING WITH PAYROLL

SHEET VID ACCOUNTING					RATIOS
		TOTAL	VID	VC	VM	VA	VQ	TOTAL
3310101	SALARIES
3310103	OVERTIME
3310105	TABLE MONEY
3310117	RESULTS DISTR. TO EMPLOYEES
3310301	INSS
3310303	FGTS
3310309	ACCIDENT INSURANCE
3310311	13TH SALARY
3310313	VACATION AND ALLOWANCE
3310317	ADVANCE NOTICE
3310319	INDEMNITIES
3310501	COURSES AND SCHOLARSHIP
3310503	HEALTH CARE
3310505	DENTAL CARE
3310507	SOCIAL ASSISTANCE
3310509	BASKET
3310511	EXPENSES WITH CAFETERIA
3310513	MEAL VOUCHER
3310515	TRANSPORT OF EMPLOYEES
3310517	GROUP LIFE INSURANCE
3310521	FUNSEJEM
DO NOT APPORTION
COST SHARING OF COMPANIES
VC
VM
VA
VQ

SPREADSHEET MODEL FOR COST SHARING WITH PAYROLL

EXPENSES VID ACCOUNTING				RATIOS
		TOTAL	VC	VM	VA	VQ	TOTAL
3320725	MAINTENANCE MATERIAL
3320727	CONSUMABLES
3330107	OUTSOURCED SERVICES
3330525	GARDENING SERVICE
3330701	INTERNS
3330703	TEMPORARY LABOR
3330705	AUDITING
3330707	CONSULTANCY AND ADVICE
3341115	EVENTS AND FESTIVITIES
3341301	TRAVEL AND ACCOMMODATION
3341303	CONDUCTIONS, SNACKS AND MEALS

TOTAL

DO NOT APPORTION
COST SHARING OF COMPANIES
VC
VM
VA
VQ